General Information	12 Months Ended
Dec. 31, 2024
General Information [Abstract]
GENERAL INFORMATION	GENERAL INFORMATION
Gogoro Inc. (“Gogoro”) was incorporated as an exempted company in accordance with the laws and regulations of the Cayman Islands on April 27, 2011. Gogoro is a holding company, through its subsidiaries (collectively referred to as the “Company”), engaging in research and development, manufacture and sales and distribution of electric scooters and electric scooter enabling components, and providing battery swapping service to consumers. The Company’s principal place of business is in Taiwan, the Republic of China (R.O.C.). Gogoro’s ordinary shares are listed and quoted on the National Association of Securities Dealers Quotations (“Nasdaq”) under the symbol "GGR" on April 5, 2022 through a merger agreement (“the Merger Agreement”) with Poema Global Holdings Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Poema”). Pursuant to the merger agreement, each outstanding ordinary share of Poema was converted into one ordinary share of Gogoro. This resulted in the issuance of 13,618,735 ordinary shares of Gogoro, including 6,393,750 Sponsor Earn-in Shares as disclosed in Note 12, after redemption by shareholders of Poema. Gogoro has been identified as the accounting acquirer and Poema has been identified as the accounting acquiree. The issuance of ordinary shares of Gogoro was regarded as consideration to acquire the net assets of Poema. The rights to Sponsor Earn-in Shares were accounted for as a contingent consideration measured at fair value as of April 4, 2022. The remaining ordinary shares of Gogoro were accounted for as a share-based payment transaction measured at the market price of publicly traded ordinary shares of Poema. As part of the mergers, the difference between the fair value of consideration and the value of net assets of Poema represented compensation for the stock exchange listing service and was accounted for as a listing expense in the consolidated statements of comprehensive income. A reconciliation of the listing expense is as follows:

Merger Transaction in 2022
Consideration
Fair value of ordinary shares of Gogoro, excluding Sponsor Earn-in Shares, as of the Closing Date	$92,047
Fair value of contingent consideration as of the Closing Date (Note 12)	74,508
166,555
Less: Net liabilities of Poema as of the Closing Date
Cash and cash equivalents	32,145
Other assets	270
Warrant liabilities	(44,242)
Other liabilities	(422)
(12,249)

Listing expense	178,804
Currently, the closing bid price of the Company’s ordinary shares was below the minimum bid price of US$1.00 per share requirement set forth in Nasdaq Listing Rule 5450(a)(1). Pursuant to the Nasdaq Listing Rule 5810(c)(3)(A), the Company is provided with a compliance period of 180 calendar days till April 28, 2025, to regain compliance under the Nasdaq Listing Rules. In the event the Company does not regain compliance by April 28, 2025, subject to the determination by the staff of Nasdaq, the Company may be eligible for an additional 180-day compliance period if it applies to transfer the listing of its ordinary shares to the Nasdaq Capital Market. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, including by effecting a reverse stock split, if necessary. The Nasdaq notification letter does not affect the Company’s business operations.
The consolidated financial statements were approved by the board of directors and authorized for issue on March 31, 2025.